Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Class A and Class C Shares and Class Y Shares Prospectuses and "Disclosure of Portfolio Holdings", "Independent Registered Public Accounting Firm" and "Financial Statements" in the Class A, Class C and Class Y Shares Statement of Additional Information and to the incorporation by reference of our report, dated February 10, 2006, on the financial statements and financial highlights of Pioneer Independence Fund included in the Annual Report to the Shareowners for the year ended December 31, 2005 in Post-Effective Amendment Number 10 to the Registration Statement (Form N-1A, 333-42105) of Pioneer Independence Fund.


                                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
March 6, 2006